Longboard

long/short

Fund

Class I Shares (Symbol: LONGX)

Class A Shares (Symbol: LONAX)

Supplement dated August 17, 2015
to the Prospectus and Statement of Additional Information dated March 16, 2015

Effective as of the date of this Supplement, the Longboard Long/Short Fund (the “Fund”) will no longer charge a redemption fee on Class A and Class I shares redeemed within 30 days of purchase. Any contrary references regarding a redemption fee in the Fund’s Prospectus or Statement of Additional Information should be disregarded.

This Supplement and the existing Prospectus and Statement of Additional Information dated March 16, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-294-7540.